UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2010

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois

(Address of Principal executive offices, including Zip Code)

(630) 753-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On April 16, 2010, Navistar International Corporation (the “Company”) filed a prospectus supplement relating to the registration under the Securities Act of 1933 of an aggregate of 6,016,030 shares (the “Shares”) of the Company’s common stock, par value $0.10 per share, that may be sold from time to time by the selling stockholders named therein, pursuant to an existing Registration Statement on Form S-3 (SEC No. 333-162588). The Company will not receive any proceeds from the sale of the Shares by the selling stockholders. In connection with the filing of the prospectus supplement, the Company is filing as Exhibit 5.1 under Item 9.01 hereto an opinion of its counsel, Kirkland & Ellis LLP, regarding the validity of the securities being registered.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

5.1	Opinion of Kirkland & Ellis LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION

/s/ Andrew J. Cederoth

Date: April 16, 2010	Name:	Andrew J. Cederoth
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 5.1	Opinion of Kirkland & Ellis LLP.

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